Exhibit 10.2

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of October 16, 2005, by and between Natus Medical Incorporated, a Delaware corporation (“Acquiror”), and the undersigned stockholder (“Stockholder”) of Bio-logic Systems Corp., a Delaware corporation (the “Company”). Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

A. The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Acquiror to enter into that certain Agreement and Plan of Merger, dated as of October 16, 2005 (the “Merger Agreement”), by and among Acquiror, Summer Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Acquiror (“Sub”), and the Company, pursuant to which Sub will merge with and into the Company (the “Merger”), and the Company will survive the Merger and become a wholly owned subsidiary of Acquiror (subject to the terms and conditions contained in the Merger Agreement).

B. Stockholder understands and acknowledges that the Company and Acquiror are entitled to rely on (i) the truth and accuracy of Stockholder’s representations contained herein and (ii) Stockholder’s performance of the obligations set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Restrictions on Shares. Until the Expiration Date (as defined below), subject to the terms and conditions herein and in the Merger Agreement,

(a) Stockholder shall not, directly or indirectly, transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of or encumber the Shares (as such term is defined in Section 4 below) or any New Shares (as such term is defined in Section 1(d) below), or make any offer or enter into any agreement providing for any of the foregoing, at any time prior to the Expiration Date (as defined below); provided, however, that nothing contained herein will be deemed to restrict the ability of Stockholder to exercise, prior to the Expiration Date, any Company Stock Options (as such term is defined in Section 2.07 of the Merger Agreement) held by Stockholder. Notwithstanding the foregoing or anything else contrary herein, (a) Stockholder may sell New Shares (as defined below) acquired upon exercise of Company Stock Options, provided that the number of New Shares sold does not exceed                     , and (b) Stockholder may transfer any or all of the Shares or New Shares during Stockholder’s lifetime by gift to, or on Stockholder’s death by will or intestacy to, Stockholder’s Immediate Family (as defined below) or to a trust for the benefit of Stockholder or Stockholder’s Immediate Family or to a charitable organization (the “Permitted Transfer Shares”), provided that each transferee or other recipient of Permitted Transfer Shares expressly agrees in a writing satisfactory to Parent that the provisions of this Agreement will continue to apply to the Permitted Transfer Shares in the hands of such transferee or other recipient and such transferee or other recipient executes and delivers to Parent an irrevocable proxy in a form substantially identical to the Proxy (as such term is defined in Section 3 below). As used herein, the term “Immediate Family” shall mean Stockholder’s spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder. As used herein, the term “Expiration

Date” shall mean the earlier of (i) the Effective Time and (ii) the date and time of the valid termination of the Merger Agreement in accordance with its terms.

(b) Except pursuant to the terms of this Agreement, Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust, or enter into a voting agreement (other than this Agreement) or similar arrangement or commitment with respect to any of the Shares.

(c) Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Stockholder to perform its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.

(d) Any shares of the common stock of the Company (the “Common Stock”) or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires voting rights after the date of this Agreement and prior to the Expiration Date, including pursuant to the exercise of Company Stock Options, options or warrants to purchase shares of Common Stock (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

2. Agreement to Vote Shares. Prior to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following matters, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3 below), the Shares and any New Shares in favor of the approval of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and against any Competing Transaction (as such term is defined in Article I of the Merger Agreement) and any other matter that might reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement. Stockholder may vote the Shares and any New Shares, in Stockholder’s discretion, on all other matters.

3. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Acquiror a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”), which proxy is coupled with an interest, and, until the Expiration Date, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 2 covering the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by Stockholder with respect to the subject matter contemplated by Section 2, and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions voting with respect to the Shares and New Shares in any manner inconsistent with the terms of Section 2, until after the Expiration Date.

4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Acquiror as follows:

(a) Stockholder is the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act) of, and exercises voting power over, that number of shares of Company Common

Stock set forth on the signature page hereto (all such shares owned beneficially by Stockholder, and over which Stockholder exercises voting power, on the date hereof, collectively, the “Shares”). The Shares, together with the other shares of Common Stock set forth on the signature page hereto, constitute all of the shares of Common Stock owned of record or beneficially by Stockholder. No person not a signatory to this Agreement has a right to acquire or vote any of the Shares (other than, (i) if Stockholder is a partnership, the rights and interest of persons and entities that own partnership interests in Stockholder under the partnership agreement governing Stockholder and applicable partnership law or (ii) if Stockholder is a married individual and resides in a State with community property laws, the community property interest of his or her spouse to the extent applicable under such community property laws). Except as set forth on the signature pages hereto, the Shares are and will be at all times up until the Expiration Date free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature that would adversely affect the Merger or the exercise or fulfillment of the rights and obligations of the Company under the Merger Agreement or of the parties to this Agreement. Stockholder’s principal residence or place of business is set forth on the signature page hereto.

(b) Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Acquiror, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.

(c) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or require notice to or the consent of any person under, any agreement, law, rule, regulation, judgment, order or decree by which Stockholder is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation of the Merger and the other transactions contemplated by the Merger Agreement or prevent or delay Stockholder from performing his, her or its obligations under this Agreement.

(d) Until the Expiration Date, Stockholder, in his, her or its capacity as a stockholder of the Company, shall not, and shall not authorize, knowingly encourage or direct any person or entity on Stockholder’s behalf to, directly or indirectly, take any action that would, or could reasonably be expected to, result in the violation by the Company of Section 5 of the Merger Agreement; provided that if Stockholder is a director of the Company or has employees who are directors of the Company, nothing herein shall prevent Stockholder (or such employees) from taking any action solely in such Stockholder’s (or employee’s) capacity as a director of the Company in the exercise of such director’s fiduciary duties with respect to a Competing Transaction or Superior Proposal (as such term is defined in Article I of the Merger Agreement) in compliance with the terms of the Merger Agreement.

5. Consent and Waiver; Termination of Existing Agreements. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other transactions provided for in the Merger Agreement (whether such rights exist under the certificate of incorporation or bylaws of the Company, any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company Board of Directors’ actions in approving and recommending the Merger, the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive cash on the terms and subject to the conditions set forth in the Merger Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Acquiror in respect of Stockholder’s ownership of the Shares or status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Shares or Stockholder’s status as a stockholder of the Company.

6. Confidentiality. Stockholder shall hold any information regarding this Agreement and the Merger in strict confidence and shall not divulge any such information to any third person until the Acquiror has publicly disclosed the Merger.

7. Appraisal Rights. Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger.

8. Stockholder Capacity. Notwithstanding anything to the contrary herein, Stockholder is only executing this Agreement in his capacity as the beneficial owner of the Shares and any New Shares and is not making any agreement hereunder in his capacity as a director of the Company, and the agreements herein shall in no way restrict Stockholder in his exercise of his fiduciary duties as a director of the Company.

9. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally or by commercial delivery service, or (ii) on the date of confirmation of receipt (or the next Business Day, if the date of confirmation of receipt is not a Business Day), if sent via facsimile (with confirmation of receipt), to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(i)	if to Acquiror, to:

Natus Medical Incorporated

1501 Industrial Road

San Carlos, CA 94070

Attention: James B. Hawkins, President and Chief Executive Officer

Facsimile No.: (650) 802-6630

Telephone No.: (650) 802-0400

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

801 California Street

Mountain View, CA 94041

Attention: Daniel J. Winnike

Facsimile No.: (650) 938-5200

Telephone No.: (650) 988-8500

(ii)	if to Stockholder, to the address set forth for Stockholder on the signature page hereof, with a copy (that shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Attention: Mark D. Wood

Facsimile No.: (312) 902-8858

Telephone No.: (312) 902-5493

(b) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation of this Agreement or the Proxy, Acquiror shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

(c) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(d) Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including, without limitation, the Proxy) (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party hereto without the prior written consent of the other party hereto, and any such assignment or delegation that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns (including, without limitation, any person to whom any Shares are sold, transferred or assigned).

(e) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(f) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law.

(h) Rules of Construction. The parties hereto agree that the language used in this Agreement will be deemed to be the language chosen by them to express their mutual intent and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(i) Additional Documents, Etc. Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquiror, to carry out the purpose and intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Acquiror to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Acquiror may rely upon such delivery as conclusively evidencing the consents, waivers and terminations of Stockholder referred to in Section 5, in each case for purposes of all agreements and instruments to which such elections, consents, waivers and/or terminations are applicable or relevant. Notwithstanding anything to the contrary herein, Stockholder shall not be required to acquire any shares of Common Stock that Stockholder has the right to acquire, including by exercise of any Company Stock Option, except as might be required pursuant to Section 9(b) of this Agreement in the event of a violation of this Agreement or the Proxy.

(j) Termination. This Agreement shall terminate and shall have no further force or effect from and after the Expiration Date, provided, that no such termination shall relieve any party from liability for any breach of this Agreement prior to such termination.

(k) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

NATUS MEDICAL INCORPORATED

By:
James B. Hawkins
President and Chief Executive Officer

STOCKHOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Shares (as defined) beneficially owned on the date hereof:

shares of Common Stock

Other shares of Common Stock owned of record or beneficially by Stockholder, over which he does not currently exercise voting power:

outstanding shares of Common Stock*

shares of Common Stock underlying Company Stock Options*

*	[FOOTNOTE TO BE INSERTED DESCRIBING NON-VOTING BENEFICIAL OWNERSHIP] If any Company Stock Options held by the undersigned are exercised, then such resulting shares of Common Stock will be subject to this Agreement, as will any additional shares of Common Stock acquired subsequent to date of this Agreement.

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

BIO-LOGIC SYSTEMS CORP.

The undersigned stockholder of Bio-logic Systems Corp., a Delaware corporation (the ”Company”), hereby irrevocably (to the fullest extent permitted by applicable law) appoints Steven J. Murphy and James B. Hawkins of Natus Medical Incorporated, a Delaware corporation (“Acquiror”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the outstanding shares of capital stock of the Company that now are or hereafter may be beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, and over which the undersigned exercises voting power, and any and all other shares or securities of the Company issued in respect thereof on or after the date hereof (collectively, the ”Shares”) in accordance with the terms of this Irrevocable Proxy, until the Expiration Date (as defined below). The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies or enter into any agreement or understanding with any Person (as defined in the Merger Agreement (as defined below)) to vote or give voting instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Date (as defined below).

Until the Expiration Date (as defined below), this Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest, is granted pursuant to that certain Voting Agreement dated as of even date herewith by and between Acquiror and the undersigned, and is granted in consideration of Acquiror entering into that certain Agreement and Plan of Merger, dated as of October 16, 2005, by and among Acquiror, Summer Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Acquiror (“Merger Sub”) and the Company (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and the Company will survive the Merger and become a wholly owned subsidiary of Acquiror (subject to the terms and conditions contained in the Merger Agreement). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date and time of the valid termination of the Merger Agreement in accordance with its terms.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: (i) in favor of approval of the Merger, the adoption of the Merger Agreement and the Certificate of Merger and any matter that could reasonably be expected to facilitate the Merger and (ii) against any Competing Transaction (as such term is defined in Article I of the Merger Agreement) and any other matter that might reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement.

1

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature Page Follows]

2

Until the Expiration Date, this Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable (to the fullest extent permitted by applicable Law). This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Acquiror. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: October 16, 2005

(Print Name of Stockholder)

(Signature of Stockholder)

(Print name and title if signing on behalf of an entity)

Shares (as defined) owned on the date hereof:

shares of Company Common Stock

Other shares of Common Stock owned or record or beneficially by Stockholder, over which he does not exercise voting power as of the date of this Irrevocable Proxy:

outstanding shares of Common Stock*

shares of Common Stock underlying CompanyStock Options*

*	[FOOTNOTE TO BE INSERTED DESCRIBING NON-VOTING BENEFICIAL OWNERSHIP] If any Company Stock Options held by the undersigned are exercised, then such resulting shares of Common Stock will be subject to this Irrevocable Proxy, as will any additional shares of Common Stock acquired subsequent to date of this Irrevocable Proxy.

[SIGNATURE PAGE TO IRREVOCABLE PROXY]